Exhibit 10.2

CONVERTIBLE SECURED PROMISSORY NOTE CONVERSION AGREEMENT

This CONVERTIBLE SECURED PROMISSORY NOTE CONVERSION AGREEMENT (this “Agreement”) is entered into and effective as of June 30, 2008 (the “Effective Date”) by and among the undersigned, each of whom have executed the Note Holder signature pages attached hereto as Annex A (each, a “Note Holder” and collectively, the “Note Holders”), CJPG, Inc., a Nevada corporation (“CJPG”), and TableMAX Holdings, LLC, a California limited liability company (“TableMAX”), with reference to the following facts:

A. Each Note Holder has been provided with that certain Unit Exchange Agreement (the “Unit Exchange Agreement”) dated as of June 27, 2008 by and among CJPG, TableMAX, and the members of TableMAX.

B. Each Note Holder has previously purchased a Convertible Secured Promissory Note issued by TableMAX as set forth below each Note Holder’s name on the Note Holder signature pages attached hereto as Annex A (the “Notes”).

C. Subject to the terms of TableMAX’s Second Amended and Restated Operating Agreement (the “Operating Agreement”) dated as of October 3, 2005 by and among TableMAX Partners, LLC, Praesumo Partners, LLC, KR Capital Partners, LLC, Chai Gaming Partners, LLC, Chai Gaming Partners II, LLC, Chai Gaming Partners III, LLC, and any such additional persons on the signature pages thereto, the outstanding principal and accrued interest under the Notes is convertible into Common Units (as defined in the Operating Agreement) of TableMAX.

D. Subject to the terms of the Unit Exchange Agreement, among other things, the holders of TableMAX Common Units (as defined in the Operating Agreement, defined below) are going to convert their Common Units into CJPG common stock, $0.001 par value per share (the “CJPG Common Stock”).

E. In connection with the transactions contemplated by the Unit Exchange Agreement, and only subject to their consummation, the Note Holders wish to convert (i) the aggregate amount of the outstanding principal under the Notes, calculated as at Closing (defined below), directly into the Units (defined below) and (ii) the aggregate amount of the outstanding premium return and the aggregate amount of the accrued and unpaid interest under the Notes, each of which in this subpart (ii) shall accrue through the Closing and, pursuant to the terms herein, shall, concurrent with the Closing, convert into unsecured promissory notes issued by CJPG to the Note Holders (the “Unsecured Promissory Notes”), in substantially the form attached hereto as Exhibit A.

NOW, THEREFORE, in consideration of the mutual promises herein, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledge, the parties hereby agree as follows:

ARTICLE I
The Conversion

SECTION 1.1. Note Holder Signature Page. By executing this Agreement, each Note Holder hereby confirms that all of the information with respect to such Note Holder’s Note, as described in the Note Holder’s signature page attached hereto as Annex A, is true, correct and complete as of the date hereof.

SECTION 1.2. Conversion of Securities. Subject to, and immediately prior to, the closing of the transactions contemplated by the Unit Exchange Agreement (the “Closing”), each Note Holder severally agrees to:

(a) Convert the outstanding principal under its Note into units (the “Units”) at the rate of 123,457 Units per $100,000 of principal under the Note. Each Unit will consist of two shares of CJPG Common Stock and one warrant (“Warrant”) to purchase one additional share of CJPG Common Stock over a three year period at an exercise price of $0.405 per share. The Warrant shall be issued in the form of Warrant attached hereto as Exhibit B. For illustrative purposes only, the aggregate amount of the outstanding principal underlying each Note is calculated as at June 30, 2008 on the signature pages attached hereto. The principal amount shall be recalculated as at the date of the Closing and, such amount, shall be the basis for the conversion of the principal into Units.

(b) Convert the aggregate amount of the outstanding preferred return and the aggregate amount of the accrued and unpaid interest underlying its Note into an Unsecured Promissory Note. For illustrative purposes only, the aggregate amount of the outstanding preferred return and the aggregate amount of the accrued and unpaid interest underlying each Note is calculated as at June 30, 2008 on the signature pages attached hereto. This amount shall be recalculated to accrue up to and including the actual date of the Closing and, such accrued amount, shall be the principal amount of the Unsecured Promissory Notes.

The Company shall issue to the Note Holders the Units and Unsecured Promissory Notes within three business days of the Closing. Notwithstanding anything herein to the contrary, if, for any reason, the Conversion occurs but it is not immediately followed by the Closing, then the Conversion shall be automatically reversed such that each of the parties hereto shall be in the same position they were in immediately prior to the Conversion.

SECTION 1.3. Closing. The transactions contemplated by this Agreement shall occur on the date of the Closing.

ARTICLE II
Representations and Warranties of the Note Holders

Each Note Holder severally represents and warrants to TableMAX and CJPG, with respect to the Notes individually owned by such Note Holder, as designated on the Note Holder signature pages attached hereto, the following, each of which shall be true as of the Effective Date and the date of the Closing:

Section 2.1. Good Title. The Note Holder is the record and beneficial holder of the Note issued by TableMAX as set forth below such Note Holder’s name on the Note Holder signature pages attached hereto as Annex A. The Note Holder holds the respective Note free and clear of all liens, security interests, pledges, equities and claims of any kind, voting trusts, stockholder agreements and other encumbrances other than restrictions under the Federal securities laws.

SECTION 2.2. Power and Authority. This Agreement constitutes a legal, valid and binding obligation of the Note Holder, enforceable against such Note Holder in accordance with the terms hereof, except as may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws and equity principles related to or limiting creditors’ rights generally and by general principals of equity.

SECTION 2.3. No Conflicts. The execution and delivery of this Agreement by the Note Holder and the performance by the Note Holder of any obligations hereunder in accordance with the terms hereof: (i) will not require the consent of any third party or any federal, state, local or foreign government or any court of competent jurisdiction, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign under any statutes, laws, ordinances, rules, regulations, orders, writs, injunctions, judgments, or decrees (collectively, “Laws”); (ii) will not violate any Laws applicable to such Note Holder and (iii) will not violate or breach any contractual obligation to which such Note Holder is a party.

SECTION 2.4. Note Holder Status. At the time such Note Holder was offered the Units, such Note Holder was, and at the date hereof is, an "accredited investor" as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act of 1933, as amended (the “Securities Act”). Such Note Holder is not required to be registered as a broker-dealer under Section 15 of the Securities and Exchange Act of 1934, as amended.

SECTION 2.5. Experience of Such Note Holder. Such Note Holder, either alone or together with such Note Holder’s representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the shares of CJPG Common Stock, and has so evaluated the merits and risks of such investment. Such Note Holder is able to bear the economic risk of an investment in the shares of CJPG Common Stock and, at the present time, is able to afford a complete loss of such investment.

SECTION 2.6. Restricted Securities. The Note Holder understands that the Units, including the shares of CJPG Common Stock made a part thereof, are characterized as “restricted securities” under the Securities Act inasmuch as the shares of CJPG Common Stock are being offered in a transaction not involving a public offering. The Note Holder further acknowledges that the shares of CJPG Common Stock may not be resold without registration under the Securities Act or the existence of an exemption therefrom. The Note Holder represents that he, she or it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

ARTICLE III
Miscellaneous

SECTION 3.1. Entire Agreement. This Agreement contains the entire understanding among the parties hereto with respect to the subject matter hereof, and all prior agreements, understandings, representations and statements among the parties (or any of them) with respect to the subject matter hereof are superseded by this Agreement and shall be of no further force or effect.

SECTION 3.2. Modifications. This Agreement may not be modified or amended except by written instrument, signed by each of the parties hereto, expressing such an amendment or modification.

SECTION 3.3. Further Cooperation. The parties hereto agree to execute, acknowledge, if appropriate, and deliver any document and cooperate in performing any acts in any reasonable manner to carry out the intent and implement the terms and conditions of this Agreement.

SECTION 3.4. Headings. The parties hereto understand that the headings contained within this Agreement are included for purposes of convenience only and shall not in any manner limit or define any of the rights, responsibilities, duties, or liabilities of any of the parties hereto as set forth in any of the paragraphs in this Agreement and shall not affect the construction or interpretation of any of the provisions of this Agreement.

SECTION 3.5. Negotiated Transaction. This Agreement is to be deemed to have been jointly prepared by the parties hereto, and any uncertainty or ambiguity existing herein shall not be interpreted against any party hereto.

SECTION 3.6. Binding on Successors. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective family members, heirs, successors, and assigns.

SECTION 3.7. Applicable Law. This Agreement shall be governed by and construed exclusively in accordance with the laws of the State of California, without giving effect to any principle or doctrine regarding conflict of laws.

SECTION 3.8. Execution in Counterparts. This Agreement may be executed in two or more counterparts, each signed by one of the signatories to this Agreement, and all of said counterparts together shall constitute one and the same instrument. The parties hereto agree that facsimile signatures may be relied upon by each of the signatories to this Agreement as original signatures.

SECTION 3.9. Severability. In the event that any provision of this Agreement or portion thereof is held by a court of competent jurisdiction to be unenforceable or invalid, the validity and enforceability of the remaining provisions or portions thereof shall not be adversely affected

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date hereof.

CJPG, INC.,
a Nevada corporation

By:	/s/ Stephen Crystal
Name: Stephen Crystal
Title: Chief Executive Officer

TableMAX Holdings, LLC,
a California limited liability company

By:	/s/ Stephen Crystal
Name: Stephen Crystal
Title: Chief Executive Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOR NOTE HOLDERS FOLLOW
ON ATTACHED ANNEX A]

Annex A

Note Holders Signature Page

IN WITNESS WHEREOF, the undersigned Note Holder has executed this Agreement as of the Effective Date hereof.

NAME OF NOTE HOLDER: [Name]

[Name]

NOTE INFORMATION:
Date of Note(s):
Original Principal Amount(s):
Principal amount as of 06/30/08:
Principal amount as of 06/30/08 to be Converted into CJPG, Inc. Common Stock:
Accrued and unpaid interest as of 06/30/08:
Preferred Return as of 06/30/08

ADDRESS FOR NOTICE
c/o:
Street:
City/State/Zip:
Attention:
Fax:
Email:

Exhibit A

FORM OF PROMISSORY NOTE

PROMISSORY NOTE

$[______]	June __, 2008

FOR VALUE RECEIVED, CJPG, Inc., a Nevada corporation (“Maker”), hereby promises to pay to the order of ________________, an individual (“Holder”), at [__________] or such other location as Holder shall designate, from time to time, or its successors and assigns, the principal sum of [__________________ Dollars ($__________)], plus any interest or fees owed thereon, pursuant to the terms of this promissory note (this “Note”).

1. Interest Rate. The unpaid principal amount of this Note shall bear interest at a rate per annum equal to Eight Percent (8%) calculated on the basis of a 365 day year and the actual number of days elapsed.

2. Payment/Maturity. The outstanding principal balance, together with any and all accrued and unpaid interest and any other amounts due and owing under this Note, shall be due and payable on June __, 2010 (the “Maturity Date”). If the Maturity Date does not fall on a business day, then the Maturity Date shall be the next first business day.

3. Prepayment. This Note may be prepaid in whole or in part at any time, without premium or penalty. Any such prepayment shall be applied first to the interest accrued on this Note and second, if the amount of prepayment exceeds the amount of all such accrued interest, to the payment of principal of this Note.

4. No Setoff. All payments made hereunder shall be made in lawful money of the United States of America without setoff, deduction or counterclaim of any kind whatsoever.

5. Default and Acceleration. For purposes of this Note, Maker shall be in “Default” under this Note if Maker: (a) fails to make any payment of interest, principal or other amount required hereunder within five (5) calendar days following receipt of written notice from Holder; (b) admits in writing Maker’s inability to pay Maker’s debts as such debts become due, makes a general assignment for the benefit of creditors, or files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or under any other law for the relief of, or relating to, debtors; or (c) fails to have dismissed or vacated within thirty (30) days following the date of filing any involuntary petition against Maker under any bankruptcy, reorganization, insolvency or moratorium law or under any other law for the relief of, or relating to, debtors. Notwithstanding any other provision of this Note to the contrary, upon the occurrence of a Default, Holder may, at Holder’s option, but with written notice to Maker, declare immediately due and payable the entire indebtedness evidenced by this Note, including the entire principal balance outstanding hereunder, any and all unpaid interest accrued thereon and any and all other amounts due and owing under this Note.

6. Waiver and Amendment. No provision of this Note may be amended, waived or modified without the prior written consent of each of Maker and Holder.

7. Assignment by Maker. Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by Maker, without the prior written consent of Holder.

8. Successors and Assigns. Subject to the restrictions on assignment described in Section 7 hereof, the rights and obligations of Maker and Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

9. Usury. In the event any interest is paid on this Note which is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Note.

10. Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier personal delivery or facsimile transmission at the respective addresses or facsimile number of the parties as set forth below. Any party hereto may by notice so given change its address or facsimile number for future notice hereunder. Notice shall conclusively be deemed to have been given when received.

11. Expenses; Waivers. If action is instituted to collect this Note, Maker promises to pay all costs and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred in connection with such action. Maker hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

12. Governing Law. This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to conflict of laws provisions of the State of Nevada or of any other state. In the event of any dispute among or between any of the parties to this Note arising out of the terms of this Note, the parties hereby consent to the exclusive jurisdiction of the federal and state courts located in the State of Nevada for resolution of such dispute, and agree not to contest such exclusive jurisdiction or seek to transfer any action relating to such dispute to any other jurisdiction.

[Signature Page Follows]

IN WITNESS WHEREOF, Maker has caused this Note to be issued as of the date first written above.

“Maker”

CJPG, INC.

By:
Name:
Title:

Maker’s Address For Notice:
[____________]
[____________]
[____________]
Attn: [____________]

Acknowledged and Agreed To By:

“Holder”

_________________________________
Name:

Holder’s Address For Notice:
[____________]
[____________]
[____________]
Attn: [____________]

Exhibit B

FORM OF WARRANT

NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (II) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

CJPG, INC.

WARRANT TO PURCHASE COMMON STOCK

Warrant No. [_________]	Original Issue Date: [ ], 2008

CJPG, Inc., a Nevada corporation (the “Company”), hereby certifies that, for value received, [            ] or its permitted registered assigns (the “Holder”), is entitled to purchase from the Company up to a total of [            ] shares of common stock, $0.001 par value (the “Common Stock”), of the Company (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at an exercise price per share equal to $0.405 (as adjusted from time to time as provided in Section 9 herein, the “Exercise Price”), at any time and from time to time from on or after the date hereof (the “Trigger Date”) and through and including 5:00 P.M., prevailing Pacific time, on [             ], 2011 (the “Expiration Date”), and subject to the following terms and conditions:

This Warrant (this “Warrant”) is one of a series of similar warrants issued pursuant to that certain Convertible Secured Promissory Note Conversion Agreement dated June 30,, 2008, by and among the Company and the Note Holders identified therein (the “Conversion Agreement”). All such warrants are referred to herein, collectively, as the “Warrants.”

1.  Definitions. In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Conversion Agreement.

2.  Registration of Warrants. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder (which shall include the initial Holder or, as the case may be, any registered assignee to which this Warrant is permissibly assigned hereunder) from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

3.  Registration of Transfers. The Company shall register the transfer of all or any portion of this Warrant in the Warrant Register, upon (i) surrender of this Warrant, with the Form of Assignment attached as Schedule 2 hereto duly completed and signed, to the Company’s transfer agent or to the Company at its address specified herein (ii) delivery, at the request of the Company, of an opinion of counsel reasonably satisfactory to the Company to the effect that the transfer of such portion of this Warrant may be made pursuant to an available exemption from the registration requirements of the Securities Act and all applicable state securities or blue sky laws and (iii) delivery by the transferee of a written statement to the Company certifying that the transferee is an “accredited investor” as defined in Rule 501(a) under the Securities Act and making the representations and certifications set forth in Sections 2.4, 2.5 and 2.6 of the Conversion Agreement, to the Company at its address specified in the Conversion Agreement. Upon any such registration or transfer, a new warrant to purchase Common Stock in substantially the form of this Warrant (any such new warrant, a “New Warrant”) evidencing the portion of this Warrant so transferred shall be issued to the transferee, and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a Holder of a Warrant.

4.  Exercise and Duration of Warrants.

(a)  All or any part of this Warrant shall be exercisable by the registered Holder at any time and from time to time on or after the Trigger Date and through and including 5:00 P.M. prevailing Pacific time on the Expiration Date. At 5:00 P.M., prevailing Pacific time, on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value and this Warrant shall be terminated and no longer outstanding.

(b) The Holder may exercise this Warrant by delivering to the Company (i) an exercise notice, in the form attached as Schedule 1 hereto (the “Exercise Notice”), appropriately completed and duly signed, (ii) payment of the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised (which may take the form of a “cashless exercise” if so indicated in the Exercise Notice and if a “cashless exercise” may occur at such time pursuant to Section 10 below), and the date such items are delivered to the Company (as determined in accordance with the notice provisions hereof) is an “Exercise Date.” The delivery by (or on behalf of) the Holder of the Exercise Notice and the applicable Exercise Price as provided above shall constitute the Holder’s certification to the Company that its representations contained in Sections 2.4, 2. and 2.6 of the Conversion Agreement are true and correct as of the Exercise Date as if remade in their entirety (or, in the case of any transferee Holder that is not a party to the Conversion Agreement, such transferee Holder’s certification to the Company that such representations are true and correct as to such assignee Holder as of the Exercise Date). The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Warrant and issuance of a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

5.  Delivery of Warrant Shares.  Upon exercise of this Warrant, the Company shall promptly issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate a certificate for the Warrant Shares issuable upon such exercise, with an appropriate restrictive legends. The Holder, or any Person permissibly so designated by the Holder to receive Warrant Shares, shall be deemed to have become the holder of record of such Warrant Shares as of the Exercise Date.

6.  Charges, Taxes and Expenses. Issuance and delivery of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder or an Affiliate thereof. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

7.  Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction (in such case) and, in each case, a customary and reasonable indemnity (which shall not include a surety bond), if requested. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated Warrant to the Company as a condition precedent to the Company’s obligation to issue the New Warrant.

8.  Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Shares may be listed.

9.  Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

(a)  Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides its outstanding shares of Common Stock into a larger number of shares, or (iii) combines its outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately before such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

(b) Fundamental Transactions. If, at any time while this Warrant is outstanding (i) the Company effects any merger or consolidation of the Company with or into another Person, in which the Company is not the survivor, (ii) the Company effects any sale of all or substantially all of its assets or a majority of its Common Stock is acquired by a third party, in each case, in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which all or substantially all of the holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock covered by Section 9(a) above) (in any such case, a “Fundamental Transaction”), then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant without regard to any limitations on exercise contained herein (the “Alternate Consideration”). The Company shall not effect any such Fundamental Transaction unless prior to or simultaneously with the consummation thereof, any successor to the Company, surviving entity or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume the obligation to deliver to the Holder, such Alternate Consideration as, in accordance with the foregoing provisions, the Holder may be entitled to purchase and/or receive (as the case may be), and the other obligations under this Warrant. The provisions of this paragraph (c) shall similarly apply to subsequent transactions analogous to a Fundamental Transaction.

(c)  Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to paragraph (a) of this Section, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased or decreased number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

(d)  Calculations. All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the sale or issuance of any such shares shall be considered an issue or sale of Common Stock.

(e)  Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will, at the written request of the Holder, promptly compute such adjustment, in good faith, in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s transfer agent.

(f)  Notice of Corporate Events. If, while this Warrant is outstanding, the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including, without limitation, any granting of rights or warrants to subscribe for or purchase any capital stock of the Company, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then, except if such notice and the contents thereof shall be deemed to constitute material non-public information, the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction at least ten (10) Trading Days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

10.  Payment of Exercise Price. The Holder shall pay the Exercise Price in immediately available funds; provided, however, that if, on any Exercise Date the shares issuable upon exercise of this Warrant are not freely resalable without restriction under the Securities Act, the Holder may, in its sole discretion, satisfy its obligation to pay the Exercise Price through a “cashless exercise”, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y [(A-B)/A]

where:

X = the number of Warrant Shares to be issued to the Holder.

Y = the total number of Warrant Shares with respect to which this Warrant is being exercised.

A = the average of the Closing Sale Prices of the shares of Common Stock (as reported by Bloomberg Financial Markets) for the five Trading Days ending on the date immediately preceding the Exercise Date.

B = the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

For purposes of this Warrant, “Closing Sale Price” means, for any security as of any date, the last trade price for such security on the principal securities exchange or trading market for such security, as reported by Bloomberg Financial Markets, or, if such exchange or trading market begins to operate on an extended hours basis and does not designate the last trade price, then the last trade price of such security prior to 4:00:00 p.m., New York Time, as reported by Bloomberg Financial Markets, or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg Financial Markets, or, if no last trade price is reported for such security by Bloomberg Financial Markets, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the "pink sheets" by Pink Sheets LLC. If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then the Company shall, within two business days submit via facsimile (a) the disputed determination of the Warrant Exercise Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (b) the disputed arithmetic calculation of the Warrant Shares to the Company's independent, outside accountant. The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than ten business days from the time it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Conversion Agreement (provided that the Commission continues to take the position that such treatment is proper at the time of such exercise).

11.  No Fractional Shares. No fractional Warrant Shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares which would otherwise be issuable, the number of Warrant Shares to be issued shall be rounded up to the next whole number.

12.  Notices. Any and all notices or other communications or deliveries hereunder (including, without limitation, any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in the Conversion Ageement prior to 5:00 p.m. (prevailing Pacific time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in the Conversion Agreement on a day that is not a Trading Day or later than 5:00 p.m. (prevailing Pacific time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service specifying next business day delivery, or (iv) upon actual receipt by the party to whom such notice is required to be given, if by hand delivery. The address and facsimile number of a party for such notices or communications shall be as set forth in the Conversion Agreement unless changed by such party by two Trading Days’ prior notice to the other party in accordance with this Section 12.

13.  Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon thirty (30) days’ notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.

14.  Miscellaneous.

(a) The Holder, solely in such Person's capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person's capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, amalgamation, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 14(a), the Company shall provide the Holder with copies of the same notices and other information given to the shareholders of the Company, contemporaneously with the giving thereof to the shareholders.

(b) Subject to the restrictions on transfer set forth on the first page hereof, and compliance with applicable securities laws, this Warrant may be assigned by the Holder. This Warrant may not be assigned by the Company except to a successor in the event of a Fundamental Transaction. This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder, or their successors and assigns.

(c) GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.

(d)  The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(e)  In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby, and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

(f)  Except as otherwise set forth herein, prior to exercise of this Warrant, the Holder hereof shall not, by reason of by being a Holder, be entitled to any rights of a stockholder with respect to the Warrant Shares.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

CJPG, INC.

By:
Name: Stephen Crystal
Title: Chief Executive Officer

SCHEDULE 1
FORM OF EXERCISE NOTICE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

Ladies and Gentlemen:

(1) The undersigned is the Holder of Warrant No. __________ (the “Warrant”) issued by CJPG, Inc. a Nevada corporation (the “Company”). Capitalized terms used herein and not otherwise defined herein have the respective meanings set forth in the Warrant.

(2) The undersigned hereby exercises its right to purchase __________ Warrant Shares pursuant to the Warrant.

(3) The Holder intends that payment of the Exercise Price shall be made as (check one):

☐	Cash Exercise

☐	“Cashless Exercise” under Section 10

(4) If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $_______ in immediately available funds to the Company in accordance with the terms of the Warrant.

(5) Pursuant to this Exercise Notice, the Company shall deliver to the Holder _____________ Warrant Shares in accordance with the terms of the Warrant.

Dated:_______________, _____

Name of Holder: ___________________________

By:__________________________________
Name: _______________________________
Title: _______________________________
(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

SCHEDULE 2

CJPG, INC.

FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                              (the “Transferee” the right represented by the within Warrant to purchase                  shares of Common Stock of CJPG, Inc. (the “Company”) to which the within Warrant relates and appoints                              attorney to transfer said right on the books of the Company with full power of substitution in the premises. In connection therewith, the undersigned represents, warrants, covenants and agrees to and with the Company that:

(a)
the offer and sale of the Warrant contemplated hereby is being made in compliance with Section 4(1) of the United States Securities Act of 1933, as amended (the “Securities Act”) or another valid exemption from the registration requirements of Section 5 of the Securities Act and in compliance with all applicable securities laws of the states of the United States;

(b)
the undersigned has not offered to sell the Warrant by any form of general solicitation or general advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, and any seminar or meeting whose attendees have been invited by any general solicitation or general advertising;

(c)	the undersigned has read the Transferee’s investment letter included herewith, and to its actual knowledge, the statements made therein are true and correct; and

(d)
the undersigned understands that the Company may condition the transfer of the Warrant contemplated hereby upon the delivery to the Company by the undersigned or the Transferee, as the case may be, of a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable securities laws of the states of the United States.

Dated: _________, __
(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Address of Transferee

In the presence of:

I, _______________________________, the spouse of [Enter Name of Note Holder], have read and approve of the CONVERTIBLE SECURED PROMISSORY NOTE CONVERSION AGREEMENT (the “Agreement”) entered into and effective as of June __, 2008 by and among the Note Holders who executed the Note Holder signature pages attached thereto as Appendix A, TableMAX Holdings, LLC, a Nevada limited liability company (the “Company”), and CJPG, Inc., a Nevada corporation.

In connection with the transactions contemplated by the Agreement, and only subject to their consummation, I wish to convert my interest in such notes pursuant to the terms of the Agreement, and I hereby appoint [Enter Name of Note Holder] as my attorney-in-fact in respect to the exercise or waiver of any rights under the Agreement, and I hereby agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any notes irrevocably converted pursuant thereto under the community property laws of the State of California, or under similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

“Spouse of [Enter Name of Note Holder]”

DATED: _______________, 2008
Name: